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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2002, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2002-WMC2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                 333-63752                 13-3439681
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-



Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                   On September 25, 2002, a single series of certificates, entitled Salomon Home Equity Loan Trust, Series 2002-WMC2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Citibank, N.A. as trust administrator (the "Trust Administrator"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates, " the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $485,740,432.24 as of September 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 20, 2002 (the "Mortgage Loan Purchase Agreement"), among the Depositor, WMC Mortgage Corp. and Salomon Brothers Realty Corp. The Certificates were sold by the Depositor to (i) Salomon Smith Barney Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated September 20, 2002, between the Depositor and the Representative and (ii) Salomon Smith Barney Inc, (in such capacity, the "Initial Purchaser"), pursuant to a Certificate Purchase Agreement, dated September 20, between the Depositor and the Initial Purchaser.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:













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                                       -3-



                            Initial Certificate
             Class           Principal Balance             Pass-Through Rate
             -----           -----------------             -----------------
               A-1             $315,425,000.00                 Variable
               A-2             $107,169,000.00                 Variable
               M-1             $ 29,144,000.00                 Variable
               M-2             $ 15,787,000.00                 Variable
               M-3             $  9,714,000.00                 Variable
               M-4             $  1,215,000.00                 Variable
               M-5             $  1,214,000.00                 Variable
               CE              $  6,072,271.00                 Variable
                P              $        100.00                    N/A
                R                   100%                          N/A
               R-X                  100%                          N/A

                  The Certificates, other than the Class CE, the Class P, the Class R and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 20, 2002, and the Prospectus Supplement, dated September 20, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P, the Class R and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.








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                                       -4-

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



         Exhibit No.                                            Description
         -----------                                            -----------
             4.1                            Pooling and Servicing Agreement, dated as of September 1,
                                            2002, by and among Salomon Brothers Mortgage Securities
                                            VII, Inc. as Depositor, Litton Loan Servicing LP as Servicer,
                                            U.S. Bank National Association as Trustee and Citibank,
                                            N.A. as Trust Administrator, relating to the Series
                                            2002-WMC2 Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2002

                                                      SALOMON BROTHERS MORTGAGE
                                                      SECURITIES VII, INC.


                                             By:      /s/ Matthew R. Bollo
                                                      -------------------------
                                             Name:    Matthew R. Bollo
                                             Title:

                                Index to Exhibits
                                -----------------




                                                                                                  Sequentially
    Exhibit No.                        Description                                                Numbered Page
    -----------                        -----------                                                -------------
        4.1           Pooling and Servicing Agreement, dated as of                                      7
                      September 1, 2002, by and among Salomon Brothers
                      Mortgage Securities VII, Inc. as Depositor, Litton Loan
                      Servicing LP as Servicer, U.S. Bank National
                      Association as Trustee and Citibank, N.A. as Trust
                      Administrator, relating to the Series 2002-WMC2
                      Certificates.




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                                   Exhibit 4.1